UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22777 Springwoods Village Parkway Spring, Texas	77389-1425
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On March 28, 2025, Exxon Mobil Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, UBS Securities LLC, RBC Capital Markets, LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as managers of the several underwriters named therein, for the issuance and sale by the Company of $192,803,000 aggregate principal amount of its Floating Rate Notes due 2075 (the “Notes”).

The Notes will be issued pursuant to an indenture entered into by the Company on March 20, 2014 with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented and amended by a first supplemental indenture dated as of June 26, 2020 between the Company and the Trustee, and as further supplemented by an officer’s certificate dated April 1, 2025 establishing the terms and forms of the Notes.

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on March 10, 2023 (Reg. No. 333-270460) (the “Registration Statement”).

The Underwriting Agreement and the Officer’s Certificate (including the forms of the Notes) are filed as Exhibits 1.1 and 4.3, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement. The opinions of Davis Polk & Wardwell LLP and Timothy Kim, Esq., Counsel—Corporate of Exxon Mobil Corporation, are filed as Exhibits 5.1 and 5.2, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated March 28, 2025 among Exxon Mobil Corporation and Morgan Stanley & Co. LLC, UBS Securities LLC, RBC Capital Markets, LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as managers of the several underwriters named therein

4.1	Indenture dated as of March 20, 2014 between Exxon Mobil Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Report on Form 8-K of March 20, 2014)

4.2	First Supplemental Indenture dated as of June 26, 2020 between Exxon Mobil Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Report on Form 8-K of June 26, 2020)

4.3	Officer’s Certificate of Exxon Mobil Corporation dated April 1, 2025

4.4	Form of Global Note representing the Floating Rate Notes due 2075 (included in Exhibit 4.3)

5.1	Opinion of Davis Polk & Wardwell LLP

5.2	Opinion of Timothy Kim, Esq., Counsel—Corporate of Exxon Mobil Corporation

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Timothy Kim, Esq. (included in Exhibit 5.2)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2025	EXXON MOBIL CORPORATION

	By:	/s/ James R. Chapman
	Name:	James R. Chapman
	Title:	Vice President, Treasurer and Investor Relations